UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A/A

First Amendment

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-12

STEM HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

STEM HOLDINGS, INC.

2201 NW Corporate Blvd, Suite 205

Boca Raton, FL 33431

(561) 237-2931

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS TO BE

HELD JUNE 25, 2021

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Stem Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Stem”, “we”, “us” or “our”), which will be held on June 25, 2021, at 12:00 Noon EDT. The meeting will be conducted by ZOOM. The meeting will be held for the following purposes:

1.	To elect eight (8) directors to hold office for a one-year term and until each of their successors are elected and qualified.

2.	To amend the Company’s Articles of Incorporation to increase the number of authorized Company Common Shares from 300,000,000 to 750,000,000.

3.	To authorize a reverse stock split within a range of one (1) post-split common share for each two (2) pre-split common shares outstanding on the record date and ten (10) pre-split common shares outstanding on the record date, at any time within one (1) year of the approval of this Proposal. In this regard, the Board of Directors reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s shareholder.

4.	To change the name of the Company to Driven by Stem, Inc.

5.	To ratify the appointment of L J Soldinger Associates, LLC, independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending September 30, 2021; and

6.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

A copy of the Annual Report of the Company’s operations during the fiscal year ended September 30, 2020 is available on request or at www.sec.gov.

The Board of Directors has fixed the close of business on May 17, 2021, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the Offices of the Company located at 2201 NW Corporate Blvd, Suite 205, Boca Raton, FL 33431.

By Order of the Board of Directors

/s/ Adam Berk
Adam Berk
CEO and Chairman of the Board
May 20, 2021
Boca Raton, Florida

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

1

STEM HOLDINGS, INC.

2201 NW Corporate Blvd, Suite 205

Boca Raton, FL 33431

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 25, 2021

GENERAL INFORMATION ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Stem Holdings, Inc. (together with its subsidiaries, “Company”, “Stem”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held via ZOOM on June 25, 2021, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to Stem shareholders on or about May 25, 2021.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 17, 2021 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately [number] shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately [number] holders of record, plus shares held by CEDE. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. The enclosed Proxy reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

2

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 2201 NW Corporate Blvd., Suite 205, Boca Raton, FL 33431, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The eight nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 2201 NW Corporate Blvd, Suite 205, Boca Raton, FL 33431 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

3

PROPOSAL NO. 1

ELECTION OF EIGHT DIRECTORS

The Company’s Board of Directors currently consists of five (5) authorized directors. A total of eight (8) directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Adam Berk (43)

Mr. Berk has been a director, President and Chief Executive Officer of the Company since its inception in June 2016. From January 2013 until January 2015 Adam was the CEO of HYD For Men, an artisanal men’s grooming company that patented the first solution to extend the life of a razor blade by 400%. HYD For Men is currently sold at HSN, Walgreens, Bed Bath & Beyond, Drugstore.com, Birchbox, GiantEagle, Meijers, and Kinney Drugs. Recently, HYD For Men was acquired by Lucas Investment Group. From January 2015 until January 2017 Adam was the Co-President of Consolidated Ventures of Oregon a Cannabis holding company. Mr. Berk’s experience as a founder and principal executive of several start-up companies and skills associated therewith led to the conclusion that he should serve as an executive and director of the Company. From 2002 through 2013, Mr. Berk was employed with Osmio, Inc. (currently GrubHub, an Aramark subsidiary), the first patented web-based corporate expense management system that concentrated on food ordering for law firms, investment banks and consulting firms. He served as chief executive of Osmio from 2002-2007.

Steven Hubbard (72)

Mr. Hubbard has served as Chief Financial Officer, Secretary and a member of the Board of Directors of the Company since its inception in June 2016. He served as Chief Financial Officer and Secretary of Diego Pellecer, Inc., a cannabis-related real estate company From April 2013 through September 2013 and Chief Financial Officer and Secretary of Diego Pellicer Worldwide, Inc. (a publicly reporting company) from September 2013 through December 2014. He served as Chief Financial Officer of Kind Care LLC DBA TJ’s Organic Garden from December 2014 through August 2015 and has been Chief Financial Officer of Consolidated Ventures of Oregon, Inc. since August 2015. Commencing several years prior to April 2013, Mr. Hubbard served as an outside management consultant to several early stage companies, primarily providing financial services. Mr. Hubbard’s experience as a founder and principal executive of several start-up companies, his experience as an auditor with Arthur Andersen & Co prior to 2012 and the skills associated therewith led to the conclusion that he should serve as a director of the Company.

Garrett M. Bender (60)

Mr. Bender has served as a member of the Board of Directors of the Company since its inception in June 2016. He is the Principal and Co-Founder of Ascot Development LLC, a real estate development firm, which commenced operations in 2003. He has guided Ascot through numerous acquisition and sale transactions and strategically manages Ascot’s land portfolio. Mr. Bender’s experience as a founder and principal executive of several start-up companies and the sales and marketing skills associated therewith led to the conclusion that he should serve as a director of the Company.

4

Lindy Snider (60)

Ms. Snider has served as a member of the Board of Directors of the Company since its inception in June 2016. She is the founder and for over five years has been CEO of Lindi Skin, the first full line of skin care products for cancer patients. This botanically based skin care line serves the special needs of individuals undergoing cancer treatment and is found in most major cancer centers in the U.S.

Ms. Snider is an active investor in cannabis related businesses. Focused on new business development, brand marketing and investing, Ms. Snider identifies and helps develop innovative companies in the space. She is a passionate entrepreneur and a champion of both start-ups and women-owned businesses. She serves on the following boards and advisories: Sqor.com, Greenhouse Ventures, Intiva, Blazenow, Kind Financial, Elevated Nation, as well as the following philanthropic boards: Fox Chase Cancer Foundation, Cancer Forward, Philadelphia Orchestra, PSPCA, Schuylkill Center for Environmental Education, National Museum of American Jewish History, The Middle East Forum, Shoah Foundation’s Next Generation Council, The Ed Snider Youth Hockey Foundation, and The Snider Foundation. Ms. Snider’s experience as a founder and principal executive of several start-up companies and her service as an independent director of several for-profit and charitable organizations and the skills associated therewith led to the conclusion that she should serve as a director of the Company.

Dennis Suskind (75)

Mr. Suskind has been a director of the Company since May 2020. During his career, he has worked jointly with the Commodity Futures Trading Commission (CFTC) to develop hedge exemptions and went on to build the most significant global precious metals arbitrage business. His team traveled worldwide to educate producers and consumers on the reasons for using futures as their pricing medium to bring credibility to these markets. He has served as Vice Chairman of the Commodity Exchange (COMEX), Vice Chairman of the New York Mercantile Exchange (NYMEX), a member of the Board of Directors Futures Industrial Association, and a member of the Board of International Precious Metals Institute. Mr. Suskind was elected as an inaugural member to the Futures Industry Association’s Hall of Fame in 2005.Suskind was elected to hold a Town Council seat in the Town of Southampton, New York. He has also served as President of the Board of Directors of the Arthur Ashe Institute for Urban Health, as a member of the President’s Council of the Peconic Land Trust, a founding member of Mt. Sinai’s Hospital Associates, a board member of the Nature Conservancy, and a board member of the Collegiate School and Marymount Schools in New York. In 2005 the Preservation League of New York State presented Mr. Suskind with its Pillar of New York Award.

Salvador Villanueva (34)

Mr. Villanueva was appointed as President of Driven Deliveries, Inc. effective February 28, 2020 and Interim Chief Executive Officer and a director of Driven Deliveries, Inc. on October 4, 2020. Mr. Villanueva is an accomplished entrepreneur with a proven track record of successfully creating and building sustainable businesses. The sale of Budee to Driven Deliveries, Inc., is Mr. Villanueva’s fourth successful and largest exit, with a transaction value of over $10.9M. Mr. Villanueva started Budee Inc., in 2015. Under his leadership, the enterprise grew to an $8M+ sales run rate with over 150 employees and multiple delivery hubs throughout the state. In an effort to differentiate himself and his enterprises, Mr. Villanueva has always heavily focused on developing and customizing proprietary technology. He oversaw the development of the infrastructure that powers Driven’s 200,000+ annual deliveries. Mr. Villanueva’s experience spans multiple industries to include the heavy equipment, transportation, and gold industries. Mr. Villanueva holds a B.S. in Economics from the University of California Santa Barbara and currently serves as President.

The Board has concluded that Mr. Villanueva’s experience as a founder and principal executive of several start-up companies and skills associated therewith led to the conclusion that he should serve as an executive and director of the Company

5

Brian Hayek (36)

Mr. Hayek is Chief Compliance Officer of the Company. Previously, he was appointed President, Chief Financial Officer, Treasurer, Secretary and a member of the Board of Directors of Driven Deliveries, Inc. effective August 29, 2018. Effective February 28, 2020, Mr. Hayek stepped down as President and assumed the role of Chief Financial Officer. Mr. Hayek is a co-founder of the Company’s subsidiary Driven Deliveries, Inc. and has served in various capacities for Driven Deliveries, Inc. since November, 2017. Prior thereto, Mr. Hayek joined ResMed in 2017 creating new services for ResMed’s Software as a Service (SaaS) Business Unit. Prior to ResMed, Mr. Hayek spent 5 years at Qualcomm holding roles in Qualcomm’s security division. Before joining the private sector, Mr. Hayek spent 11 years on active duty with the United States Marine Corps commanding scout snipers in Afghanistan, serving as an Intelligence Officer in the Middle East, and holding various roles in communications and information technology. Mr. Hayek holds a B.S. in Electrical Engineering from San Diego State University and has an M.B.A. from USC’s Marshall School of Business.

Mr. Hayek’s his experience as a founder and principal executive and skills associated therewith led to the conclusion that he should serve as an executive and director of the Company.

Robert L. B. Diener (73)

Mr. Diener has been the principal of the Law Offices of Robert Diener for over twenty years. He has nearly 50 years of experience as an attorney, senior corporate executive and director, counsel and advisor. The focus of his legal practice is corporate and securities law, mergers and acquisitions, finance and real estate. He has an extensive background and experience in corporate governance, public accounting and finance and strategic planning.

Mr. Diener currently serves as counsel to public and private companies, investors and companies which are focused on formation or acquisition of public companies in the United States. His principal focus is on “going public” transactions and as “virtual general counsel” to smaller publicly-reporting companies. His experience runs the full gamut from corporate finance, mergers and acquisitions, investment activities, corporate governance, state and federal securities law compliance and major contract negotiations.

During his career, Mr. Diener has served as President, CEO and a member of the board of American Health Properties, Inc. (NYSE), then one of the largest real estate investment trusts in the country (now part of Healthpeak Properties Inc. with $15 billion in assets); a senior executive of American Medical International, Inc. (NYSE), one of the country’s largest health care services providers; Chairman of the Board and CEO of a publicly traded (NASDAQ) telecommunications company and a partner in a boutique investment banking group. He also has extensive experience in international business, having had direct responsibility for transactions and development projects in the United Kingdom, Spain, Germany, Switzerland, Greece, Egypt, Singapore, Australia, Israel, Hong Kong, Japan, Korea, Malaysia, Mexico, Brazil, Venezuela, Bolivia and Ecuador

Mr. Diener has served as a member or advisor to the boards of many public and private companies, including over 20 individual for-profit and not-for-profit hospitals and health care facilities. He has previously served as a director of the Federation of American Hospital Systems and the National Association of Real Estate Investment Trusts. He is currently a director of Prime Healthcare Services, Inc.

Mr. Diener has been an active member of the State Bar of California since 1973. He received a Bachelor of Arts degree in Social Sciences and Communications from the University of Southern California in 1969 and a Juris Doctor degree (Magna Cum Laude) from the University of Santa Clara School of Law in 1973, where he was the Business Editor of the Law Review. He has a strong working knowledge of U.S. generally accepted accounting principles (GAAP). Mr. Diener served in the United States Marine Corps Reserve from 1969 through 1975.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

6

PROPOSAL NO. 2

INCREASE THE COMPANY’S AUTHORIZED CAPITAL

The Company’s Board of Directors has proposed to amend the Company’s Certificate of Incorporation to increase the number of authorized Company Common Shares from 300,000,000 to 750,000,000.

ADVANTAGES AND RISK FACTORS RESULTING FROM INCREASING AUTHORIZED COMMON STOCK

The Company believes that this increased number of authorized but unissued Common Shares has the following advantages:

●	To provide authorized capital to honor contractual commitments which arise on the conversion of currently outstanding convertible debentures and Preferred Stock (see below);

●	The ability to raise capital by issuing capital stock under future financing transactions, if any, and compliance with the applicable covenants of existing financing;

●	To have shares of common stock available to pursue business expansion opportunities, if any;

●

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company’s Board of Directors, at that time. Notwithstanding, a takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer Company shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or Proposal to adopt such provisions or enter into agreements that may have material anti-takeover consequences.

The principal disadvantage of increasing the authorized capital is the possibility of increased dilution if the newly authorized shares are issued in a manner which does not result in incremental earnings.

The Board of Directors reserves its right to elect not to proceed, and abandon, the increase in authorized capital if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AUTHORIZATION OF THE INCREASE IN THE COMPANY’S AUTHORIZED CAPITAL

7

PROPOSAL NO. 3

REVERSE SPLIT OF COMMON STOCK

The Board of Directors believes that the proposed reverse stock split is beneficial to the Company because it provides the Company with the opportunity to become listed on the NASDAQ Global Market consistent with the listing standards for such market and provides it with the flexibility it needs to raise additional capital consistent with its Business Plan.

The Board of Directors reserves its right to determine the exchange ratio of the reverse split and to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s shareholders.

ADVANTAGES AND CERTAIN RISK FACTORS ASSOCIATED WITH THE REVERSE STOCK SPLIT

There can be no assurance that the total market capitalization of the Company’s Common Stock (the aggregate value of all Company’s Common Stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of the Company’s Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of the Company’s Common Stock outstanding before the reverse stock split.

While the Company believes that the net result of the reverse split will be that the per share price of the Company’s Common Stock will be sufficient to meet the NASDAQ Global Markets listing standards, if the reverse stock split is effected, there is no guarantee that the resulting per-share stock price will, in fact, be sufficient to meet the then NASDAQ Global Markets listing standards and there is no guarantee that the Company will, in fact, become listed on the NASDAQ Global Market.

A decline in the market price of the Company’s Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of the Company’s Common Stock could be adversely affected following such a reverse stock split.

IMPACT OF THE PROPOSED REVERSE STOCK SPLIT IF IMPLEMENTED

If approved and effected, the reverse stock split will be realized simultaneously for all of the Company’s Common Stock and the ratio will be the same for all of the Company’s Common Stock. All fractional interests resulting from the reverse split will be rounded up to the nearest whole share (see EFFECT ON FRACTIONAL SHAREHOLDERS, below). The reverse stock split will affect all of the Company’s stockholders uniformly, however, the rounding of fractional shares may affect certain stockholders’ percentage ownership interests and proportionate voting power in the Company. Because the number of authorized shares of the Company’s Common Stock will not be reduced, the reverse stock split will increase the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action.

The principal effect of the reverse stock split will be that:

●	the number of shares of the Company’s Common Stock issued and outstanding will be reduced from approximately 206,970,326 shares (a) to approximately 103,485,116 shares if the ratio of the reverse split is one for two (b) to approximately 68,990,109 shares if the ratio of the reverse split is one for three and (c) to approximately 20,697,033 shares if the ratio of the reverse split is one for ten;

●	the number of shares that may be issued upon the exercise of conversion rights by holders of securities convertible into the Company’s Common Stock will be reduced proportionately; and

●

proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase shares of the Company’s Common Stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split.

In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

8

EFFECT ON FRACTIONAL STOCKHOLDERS

All fractional interests resulting from the reverse split will be rounded up to the nearest whole share.

EFFECT ON REGISTERED AND BENEFICIAL STOCKHOLDERS

Upon a reverse stock split, we intend to treat stockholders holding the Company’s Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Company’s Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

EFFECT ON REGISTERED CERTIFICATED SHARES

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Odyssey Stock Transfer, Inc., as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate, you will be issued the appropriate number of shares electronically in book-entry form under the direct registration system.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

AUTHORIZED SHARES

The reverse stock split would affect all issued and outstanding shares of the Company’s Common Stock and outstanding rights to acquire the Company’s Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized shares of the Company’s Common Stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Company’s Common Stock issued and outstanding based on the reverse stock split ratio. As of April 29, 2021, we had 300,000,000 shares of authorized Common Stock and 206,970,326 shares of Common Stock issued and outstanding together with 100,000,000 shares of Preferred Stock and no shares issued and outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in the future. If we issue additional shares, the ownership interest of holders of the Company’s Common Stock will be diluted.

ACCOUNTING MATTERS

The stated capital attributable to the Company’s Common Stock on its balance sheet will be unchanged. The per-share net income or loss and net book value of the Company’s Common Stock will be restated because there will be fewer shares of the Company’s Common Stock outstanding.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT

If the Board of Directors decides to implement the reverse stock split, the Company will promptly file a Certificate of Amendment with the Secretary of State of the State of Nevada to amend our existing Articles of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “effective date.” Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Exhibit A to this information statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada and as the Board of Directors deems necessary and advisable to effect the reverse stock split.

9

NO APPRAISAL RIGHTS

Under applicable Nevada law, the Company’s stockholders are not entitled to appraisal rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” AUTHORIZATION OF THE REVERSE SPLIT DETAILED ABOVE.

10

PROPOSAL NO. 4

CHANGE OF THE COMPANY’S NAME TO DRIVEN BY STEM, INC.

On December 29, 2020, the Company completed its merger with Driven Deliveries, Inc., which is now a wholly-owned subsidiary of the Company. In order to reflect the impact of this merger and the strategy of the combined companies, the Board of Directors has approved a resolution to change the name of the Company from “Stem Holdings, Inc.” to “Driven by Stem, Inc.”. This change would be effective upon approval by the shareholders of the Company and the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

The change of the Company’s name will not affect any of the Company’s ongoing operations. The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHANGE OF THE COMPANY’S NAME FROM STEM HOLDINGS, INC. TO DRIVEN BY STEM, INC.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLICACCOUNTING FIRM

The Board of Directors has appointed L J Soldinger Associates, LLC (“Soldinger”), independent registered public accounting firm, as our independent registered public accounting firm for the fiscal year ending September 30, 2021 to examine the consolidated financial statements of the Company for fiscal year ending September 30, 2021. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

The Board of Directors initially approved the engagement of Soldinger as the Company’s independent registered public accounting firm in 2017. Soldinger will audit our consolidated financial statements for the fiscal year ended September 30, 2021. Representatives of Soldinger are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

Our consolidated financial statements for the fiscal years ended September 30, 2020 and 2019 were audited by Soldinger.

In the event shareholders fail to ratify the appointment of Soldinger, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF L J SOLDINGER ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

11

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Set forth below is certain biographical information concerning our current executive officers and directors.

Name	Age	Position with the Company

Adam Berk	43	Chief Executive Officer, President and Director
Steven Hubbard	73	Chief Financial Officer, Secretary and Director
Ellen B. Deutsch	59	Chief Operating Officer
Garrett M. Bender	60	Director
Lindy Snider	60	Director
Dennis Suskind	75	Director

Biographies of our directors and officers are included in Proposal No. 1.

Board Meetings and Annual Meeting Attendance

The Board of Directors met four (4) times during fiscal year ended September 30, 2020. No director attended less than 80% of the meetings.

Audit Committee

The Audit Committee is currently composed of Steve Hubbard, Chairman, and Lindy Snider. The Board intends to nominate Robert Diener to the Audit Committee upon his election to the Board. Lindy Snider and Robert Diener are considered independent directors and all members of the Audit Committee are considered financially literate. The Company is currently in the process of adding additional independent board members who will also be members of the Audit Committee. The relevant education and experience of the members of the Audit Committee is detailed above. The Board has yet to make appointments to the other Board committees, neither of which has met as of the date of this report. The Board of Directors ratified the formation of its Audit Committee effective April 26, 2017.

The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

The independent directors meet the independence standards of the NASDAQ Stock Exchange, and the SEC.

The Board of Directors pre-approved all services provided by our independent auditors for the fiscal year ended September 30, 2020.

Compensation Committee

The Compensation Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the corporate governance rules of NASDAQ, including the responsibility to determine compensation of the Chairman of the Board, the Chief Executive Officer (“CEO”), the President and all other executive officers. The Compensation Committee’s actions shall generally be related to overall considerations, policies and strategies.

The Board of Directors ratified the formation of its Compensation Committee effective April 26, 2017. At this time, the Board has designated Lindy Snider and Dennis Suskind to serve on the Compensation Committee, each of whom are independent directors.

The Compensation Committee sets the overall compensation principles for the Company, subject to annual review. The Compensation Committee may not delegate its authority. However, the Compensation Committee may retain counsel or consultants as necessary.

12

The independent directors meet the independence standards of the NASDAQ Stock Exchange, the New York Stock Exchange and the SEC.

The Compensation Committee establishes the Company’s general compensation policy and, except as prohibited by law, may take any and all actions that the Board could take relating to compensation of directors, executive officers, employees and other parties. The Compensation Committee’s role is to (i) evaluate the performance of the Company’s executive officers, (ii) set compensation for directors and executive officers, (iii) make recommendations to the Board on adoption of compensation plans and (iv) administer Company compensation plans. When evaluating potential compensation adjustments, the Compensation Committee solicits and considers input provided by the Chief Executive Officer relating to the performance and/or contribution to the Company’s overall performance by executive officers and other key employees.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s responsibilities include, but are not limited to, the responsibilities which are required under the corporate governance rules of NASDAQ, including the responsibilities to identify individuals who are qualified to become directors of the Company, consistent with criteria approved by the Board, and make recommendations to the Board of nominees, including Stockholder Nominees (nominees whether by appointment or election at the Annual Meeting of Stockholders) to serve as a directors of the Company. At this time, the Board has designated Garrett Bender, Dennis Suskind and Brian Hayek to serve on the Nominating/Corporate Governance Committee. Garrett Bender and Dennis Suskind are considered independent directors.

To fulfill its purpose, the responsibilities and duties of the Nominating/Corporate Governance Committee are as follows:

●	Evaluate, in consultation with the Chairman of the Board and Chief Executive Officer (“CEO”), the current Composition, size, role and functions of the Board and its committees to oversee successfully the business and affairs of the Company in a manner consistent with the Company’s Corporate Governance Guidelines and make recommendations to the Board for approval.

●	Determine, in consultation with the Chairman of the Board and CEO, director selection criteria consistent with the Company’s Corporate Governance Guidelines and conduct searches for prospective directors whose skills and attributes reflect these criteria.

●	Assist in identifying, interviewing and recruiting candidates for the Board.

●	Evaluate, in consultation with the Chairman of the Board and CEO, nominees, including nominees nominated by stockholders in accordance with the provisions of the Company’s Bylaws, and recommend nominees for election to the Board or to fill vacancies on the Board.

●	Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

●	Evaluate, in consultation with the Chairman of the Board and CEO and make recommendations to the Board concerning the appointment of directors to Board committees and the selection of the Chairman of the Board and the Board committee chairs consistent with the Company’s Corporate Governance Guidelines.

●	Determine the methods and execution of the annual evaluations of the Board’s and each Board committee’s effectiveness and support the annual performance evaluation process.

●

Evaluate and make recommendations to the Board regarding director retirements, director re-nominations and directors’ changes in circumstances in accordance with the Company’s Corporate Governance Guidelines.

●	Review and make recommendations to the Board regarding policies relating to directors’ compensation, consistent with the Company’s Corporate Governance Guidelines.
13

●	As set forth herein, monitor compliance with, and at least annually evaluate and make recommendations to the Board regarding, the Company’s Corporate Governance Guidelines and overall corporate governance of the Company.

●	Assist the Board and the Company’s officers in ensuring compliance with an implementation of the Company’s Corporate Governance Guidelines.

●	Develop and implement continuing education programs for all directors, including orientation and training programs for new directors.

●	Annually evaluate and make recommendations to the Board regarding the Committee’s performance and adequacy of this Charter.

●	Review the Code of Ethics periodically and propose changes thereto to the Board, if appropriate.

●	Review requests from outside the Committee for any waiver or amendment of the Company’s Code of Business Conduct and Ethics and recommend to the Board whether a particular waiver should be granted or whether a particular amendment should be adopted.

●	Oversee Committee membership and qualifications and the performance of members of the Board.

●	Make recommendations annually to the Board as to the independence of directors under the Corporate Governance Guidelines.

●

Review and make recommendations to the Board regarding the position the Company should take with respect to any proposals submitted by stockholders for approval at any annual or special meeting of stockholders.

●	Regularly report on Committee activities and recommendations to the Board.

●

Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation And Bylaws, as amended from time to time, the NASDAQ company guide, and any governing law, as the Board considers appropriate and delegates to the Committee.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers.

Director’s Compensation

Independent members of the Board of Directors receive periodic stock option grants (see Grants of Plan-Based Awards, above). At this time, there is no other board of director compensation plan in place.

14

Executive Officer Compensation

The following is a summary of the compensation we paid for each of the last two years ended September 30, 2020 and 2019, respectively (i) to the persons who acted as our principal executive officer during our fiscal year ended September 30, 2020 and (ii) to the person who acted as our next most highly compensated executive officer other than our principal executive officer who was serving as an executive officer as of the end of our last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Adam Berk	2020	$300,000	$-	$-	$-	$-	$-	$-	$300,000
CEO	2019	$300,000	$-	$3,032,000	$1,407,000	$-	$-	$-	$4,739,000

Steven Hubbard	2020	$45,000	$-	$26,000	$21,000	$-	$-	$-	$92,000
CFO	2019	$60,000	$-	$-	$527,200	$-	$-	$-	$587,200

Garrett M. Bender	2020	$-	$-	$-	$-	$-	$-	$-	$-
Director	2019	$-	$-	$-	$555,170	$-	$-	$-	$555,170

Lindy Snider	2020	$-	$-	$-	$-	$-	$-	$-	$-
Director	2019	$-	$-	$-	$136,200	$-	$-	$-	$136,200

Ellen B. Deutsch	2020	$240,000	$-	$82,000	$26,000	$-	$-	$-	$348,000
EVP & COO	2019	$-	$-	$-	$-	$-	$-	$-	$-

Dennis Suskind	2020	$-	$-	$16,250	$35,191	$-	$-	$-	$51,441
Director	2019	$-	$-	$-	$-	$-	$-	$-	$-

2020 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

STOCK AWARDS

Grants of Plan-Based Awards

Name	Grant Date Number of Securities Underlying Unexercised Options (#) Exercisable	Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Steven Hubbard, CFO, Director	6/1/2019	-	100,000	1.4	5/31/2022
Steven Hubbard, CFO, Director	7/1/2020	-	100,000	0.52	5/31/2023
Ellen Deutsch, COO	9/15/2020	-	200,000	0.29	9/14/2023

15

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (1)
Equity compensation plans approved by security holders	-	-	-
Equity compensation plans not approved by security holders	2,200,000	2.08	8,038,812
Total	2,200,000	2.08	8,038,812

(1) As of September 30, 2019

Warrants Issued to Management

Name	Grant Date	Number of Securities Underlying Unexercised Exercisable Warrants	Number of Securities Underlying Unexercised Exercisable Warrants	Warrant Exercise Price($)	Warrant Expiration Date
None

Total

Family Relationships

None.

Involvement in Certain Legal Proceedings

To the best of our knowledge during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the best of the Company’s knowledge, any reports required to be filed were timely filed.

16

REPORT OF THE AUDIT COMMITTEE

The Board of Directors, acting as the Company’s Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended September 30, 2020 with Stem management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully Submitted,

/s/ Adam Berk

Audit Committee Chairman

May 7, 2021

The preceding Report of the Audit Committee will be filed with the records of the Company.

17

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed by our principal accountant for the audit of our annual financial statements, review of financial statements included in the quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2020 and September 30, 2019, respectively, were approximately $398,668 and $406,865.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant for tax compliance, tax advice and tax planning for the fiscal years ended September 30, 2020 and 2019, respectively, were approximately $21,380 and $22,908.

All Other Fees

The other aggregate fees billed for professional services rendered by our principal accountant

Audit Committee Pre-Approval Policies and Procedures

Effective May 6, 2003, the SEC adopted rules that require that before our auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

●	approved by our audit committee; or

●	entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

Pursuant to the Sarbanes-Oxley Act of 2002, 100% of the fees and services provided as noted above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

18

TRANSACTIONS WITH RELATED PERSONS

There were the following transactions since the beginning of the Company’s last fiscal year, in which the Company was a participant and in which any related person had or will have a direct or indirect material interest:

As of September 30, 2020, the Company had related party loans payable to two of its entities totaling $93,558 and $26,769 payable to the Company’s officer. As of September 30, 2019, there were no amounts due to related parties.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board of Directors, as stated in its charter, is responsible for the review, approval or ratification of all “transactions with related persons” as that term refers to transactions required to be disclosed by Item 404 of Regulation S-K promulgated by the SEC. In reviewing a proposed transaction, the Audit Committee must (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed transaction and (ii) consider all of the relevant facts and circumstances available to the Audit Committee. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer and president and (iv) all executive officers and directors as a group as of December 31, 2020. Unless noted, the address for the following beneficial owners and management is 2201 NW Corporate Blvd., Suite 205, Boca Raton, FL 33431.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class
Common Stock	Adam Berk (2)	7,223,174	4.00%
Common Stock	Steven Hubbard (3)	982,258	0.54%
Common Stock	Garrett M. Bender (4)	5,878,239	3.12%
Common Stock	Lindy Snider (5)	259,044	0.14%
Common Stock	Dennis Suskind (6)	262,500	0.15%
Common Stock	Salvador Villanueva (7)	8,445,960	4.68%
Common Stock	Brian Hayek (8)	5,948,581	3.29%
Common Stock	Robert L. B. Diener (9)	68,0000	0.04%
Common Stock	Ellen B. Deutsch 10)	300,000	0.17%

Common Stock	All executive officers and directors as a group	29,121,404	16.06%

(1)	In determining beneficial ownership of our Common Stock, the number of shares shown includes shares which the beneficial owner may acquire upon exercise of debentures, warrants and options which may be acquired within 60 days. In determining the percent of Common Stock owned by a person or entity on December 31, 2020, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which the beneficial ownership may acquire within 60 days of exercise of debentures, warrants and options; and (b) the denominator is the sum of (i) the total shares of that class outstanding on December 31, 2020 (180,475,239 shares of Common Stock) and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the debentures, warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	Includes 7,223,174 shares

(3)	Includes 853,007 shares and options to purchase 200,000 shares

(4)	Includes 5,631,887 shares

(5)	Includes 159,044 shares and options to purchase 100,000 shares

(6) (7) (8) (9) (10)

Includes 262,500 shares

Includes 4,000,000 shares held by Savador Villanueva and 4,445,960 shares held by Jeanette Villanueva

Includes 5,948,581 shares and options to purchase 150,000 shares

Includes 68,000 shares

Includes 100,000 shares granted under Employment Agreement together with 200,000 stock options.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Stem Holdings, Inc., 2201 NW Corporate Blvd, Suite 205, Boca Raton, FL 33431, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary,

2201 NW Corporate Blvd, Suite 205, Boca Raton, FL 33431, or by calling telephone number (561) 948-5410.

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Stem Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Proxy Statements if they are receiving multiple copies of Proxy Statements by directing such request to the same mailing address.

20

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Adam berk, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Adam Berk
Adam Berk
Chairman of the Board

Boca Raton, Florida
May 20, 2021

21

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF STEM HOLDINGS, INC.

The undersigned hereby appoints Adam Berk as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 25, 2021 at 12 noon EDT by Zoom Meeting, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Adam Berk [ ]	Steven Hubbard [ ]	Garrett M. Bender [ ]	Lindy Snider [ ]	Dennis Suskind [ ]

Salvador Villanueva [ ]	Brian Hayek. [ ]	Robert L. B. Diener [ ]

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and a ratification of Proposal Nos. 2, 3, 4 and 5.

1.	To elect eight (8) directors to hold office for a one-year term or until each of their successors are elected and qualified (except as marked to the contrary above).

[  ] FOR [  ]AGAINST [  ]ABSTAINS [  ] WITHHOLDS

2. 3. 4. 5.

To auhrize an increase in the Company’s authorized common shares from 300,000,000 to 750,000,000

[  ] FOR [  ] AGAINST [  ]ABSTAINS [  ] WITHHOLDS

To authorize a reverse stock split within a range of one (1) post-split common share for each two (2) pre-split common shares outstanding on the record date and ten (10) pre-split common shares outstanding on the record date.

[  ] FOR [  ] AGAINST [  ]ABSTAINS [  ] WITHHOLDS

To change the name of the Company to Driven by Stem, Inc.

[  ] FOR [  ] AGAINST [  ]ABSTAINS [  ] WITHHOLDS

To ratify the appointment of L J Soldinger Associates, LLC as the independent registered public accounting firm of the Company.

[  ] FOR [  ] AGAINST [  ]ABSTAINS [  ] WITHHOLDS

6.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

[ ] WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated: __, 2021

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

22